UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2009

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-11244	35-1547518
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (812) 482-1314

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

As previously announced, German American Bancorp, Inc., is hosting a 60 minute webcast and teleconference on Monday, April 6, 2009, at 11:00 AM Eastern Time (10:00 AM Central, 9:00 AM Mountain, 8:00 AM Pacific).  The presentation slides for this webcast are filed as an exhibit to this Report via incorporation by reference to the issuer's free writing prospectus being filed this date.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99
Presentation slides for Webcast held April 6, 2009, are incorporated by reference from the Free Writing Prospectus filed by German American Bancorp, Inc., filed April 6, 2009, pursuant to Rule 433 with respect to Registration Statement No. 333-157665.  This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Dated: April 6, 2009	By:	/s/ Mark A. Schroeder
Mark A. Schroeder
President and Chief Executive Officer

EXHIBIT INDEX

99
Presentation slides for Webcast held April 6, 2009, are incorporated by reference from the Free Writing Prospectus filed by German American Bancorp, Inc., filed April 6, 2009, pursuant to Rule 433 with respect to Registration Statement No. 333-157665.  This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.